                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       VANGUARD CALIFORNIA TAX-FREE FUND
                          INSURED LONG-TERM PORTFOLIO


1. AVERAGE ANNUAL TOTAL RETURN (As of November 30, 1996)


   P (1 + T)(n) = ERV


   Where:          P =  a hypothetical initial payment of $1,000
                   T =  average annual total return
                   N =  number of years
                 ERV =  ending redeemable value at the end of the period
   EXAMPLE:
   One Year
                   P =  $1,000
                   T =  +6.91%
                   N =  1
                 ERV =  $1,069.07
   Five Year
                   P =  $1,000
                   T =  +8.35%
                   N =  5
                 ERV =  $1,493.53
   Ten Year
                   P =  $1,000
                   T =  +7.56%
                   N =  10
                 ERV =  $2,072.63



2. YIELD (30 Days Ended November 30, 1996)



               a - b
Yield = 2 [ (  ------  + 1)(6) - 1]
               c X d

   Where:          a =  dividends and interest paid during the period
                   b =  expense dollars during the period (net of reimbursements)
                   c =  the average daily number of shares outstanding during the period
                   d =  the maximum offering price per share on the last day of the period
   Example         a =  $4,535,346.88
                   b =  $152,810.97
                   c =  92,969,217.676
                   d =  $11.40
               Yield =  5.01%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       VANGUARD CALIFORNIA TAX-FREE FUND
                             MONEY MARKET PORTFOLIO


1. AVERAGE ANNUAL TOTAL RETURN (As of November 30, 1996)


   P (1 + T)(n) = ERV


   Where:          P =  a hypothetical initial payment of $1,000
                   T =  average annual total return
                   N =  number of years
                 ERV =  ending redeemable value at the end of the period
   EXAMPLE:
   One Year
                   P =  $1,000
                   T =  +3.32%
                   N =  1
                 ERV =  $1,033.23
   Five Year
                   P =  $1,000
                   T =  +3.00%
                   N =  5
                 ERV =  $1,159.08
   Ten Year
                   P =  $1,000
                   T =  +4.05%*
                   N =  *
                 ERV =  $1,458.14*


---------------
* Since Inception (6/1/87)

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       VANGUARD CALIFORNIA TAX-FREE FUND
                      INSURED INTERMEDIATE-TERM PORTFOLIO


1. AVERAGE ANNUAL TOTAL RETURN (As of November 30, 1996)


   P (1 + T)(n) = ERV


   Where:          P =  a hypothetical initial payment of $1,000
                   T =  average annual total return
                   N =  number of years
                 ERV =  ending redeemable value at the end of the period
   EXAMPLE:
   One Year
                   P =  $1,000
                   T =  +6.41%
                   N =  1
                 ERV =  $1,064.10
   Five Year
                   P =  $1,000
                   T =  +7.18%*
                   N =  *
                 ERV =  $1,209.54*


---------------
* Since Inception (3/4/94)


2. YIELD (30 Days Ended November 30, 1996)




              a - b
Yield = 2 [ ( ------ + 1)(6) - 1]
              c X d

   Where:          a =  dividends and interest paid during the period
                   b =  expense dollars during the period (net of reimbursements)
                   c =  the average daily number of shares outstanding during the period
                   d =  the maximum offering price per share on the last day of the period
   Example         a =  $1,316,300.54
                   b =  $48,616.49
                   c =  31,751,255.442
                   d =  $10.57
               Yield =  4.58%